EXHIBIT 32.1
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                              UNITED-GUARDIAN, INC.
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     I, Kenneth H. Globus, President of United-Guardian, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of United-Guardian, Inc. on Form 10-KSB for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in this Form 10-KSB fairly presents in all material respects the financial condition and results of operations of United-Guardian, Inc.


Date:  March 27, 2007                    By: /s/ Kenneth H. Globus
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                                             Kenneth H. Globus